Exhibit 10.1

BOISE INC.

Annual Incentive Award Notification

Corporate

President and Chief Executive Officer

This Annual Incentive Award (“Award”) is granted on April 3, 2008, by Boise Inc. (“Boise”) to Alexander Toeldte (“Awardee” or “you”) pursuant to the Boise Inc. Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.             This Award is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.             For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Award Notification shall have the meaning stated in the Plan.

2.1.          “Award Period” means April 1, 2008, through December 31, 2008.

2.2.          “Compensation” means your base salary, holiday pay, and any YTO actually paid during the 2008 calendar year for services rendered to Boise, a Boise subsidiary, or a predecessor company, plus any amounts deferred by you during the 2008 calendar year pursuant to an election under any savings/401(k) plan, deferred compensation plan, pretax premium medical plan, or flexible spending account plan sponsored by Boise, a Boise subsidiary, or a predecessor company.  Neither (i) payments made under salary continuation, Workers’ Compensation, accident and sickness, or long-term disability nor (ii) any special payments (such as excellence awards or retention bonuses) are considered Compensation.  Compensation shall not include amounts realized upon the exercise of stock options or other long-term incentive compensation, reimbursement of moving expenses, any form of imputed income, or any tax gross-ups, without regard to whether such amounts constitute taxable income to you.  The determination of whether specific amounts or payments are Compensation for purposes of this Plan is at Boise’s sole and absolute discretion.

2.3.          “Incentive Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization), adjusted for non-cash long-term compensation, less a charge for working capital.  The charge for working capital is 15% per year (1.25% per month) times the working capital balance (excluding cash).  Incentive Cash Flow may be calculated at a corporate, division, or location level.

2.4.          “Affordability Cap” means the total dollar amount allowable (based on specified levels of EBITDA) for all company-wide incentive Awards (including all divisions and business units), as established and approved by the Board.  The total aggregate awards of all incentive plans, whether paid quarterly or annually, are subject to the Affordability Cap.  If the Cap is exceeded, all awards are reduced pro rata.  The attached chart identifies Affordability Cap amounts for specified levels of EBITDA.  For this purpose, EBITDA means the EBITDA dollar amount set out in Boise’s Form 10-K, taking into account any adjustments deemed appropriate by the Board.

2.5.          “Safety” means the recordable incident rate (“RIR”) for Boise, including international operations. The RIR shall be calculated as the number of recordable incidents occurring during the Award Period plus 16, multiplied by 200,000, then divided by the number of hours worked during the Award Period plus 2,403,955.

3.             Your target award percentage is 100% of your Base Salary.

4.             The Performance Goals applicable to your Award are corporate Incentive Cash Flow and Safety.  All Performance Goal calculations, including Compensation, corporate Incentive Cash Flow, Affordability Cap, Safety, and any other performance objectives, shall be made by the Committee, in its sole discretion.  Your Award will be determined as follows:

4.1.          Corporate Incentive Cash Flow.  90% of your Award will be based on corporate Incentive Cash Flow.  Target corporate Incentive Cash Flow has been established.  The Committee will determine actual corporate Incentive Cash Flow and, using the attached payout chart, a payout multiple will be identified.  To calculate the corporate Incentive Cash Flow portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified corporate Incentive Cash Flow payout multiple; and that result will be multiplied by 90%.

4.2.          Safety Adjustment.  10% of your Award will be based on Safety.  The target recordable incident rate is 1.8.  The attached chart identifies payout multiples for specified levels of Safety.  At the end of the Award Period, the Committee will identify a Safety payout multiple based on RIR results for the Award Period and the attached chart.  To calculate the Safety portion of the payout, your Compensation will be multiplied by your target award percentage; that result will then be multiplied by the identified Safety payout multiple; and that result will be multiplied by 10%.  If the RIR is greater than 2.0, the Safety payout will be zero.

4.3.          Affordability Cap Adjustment.  The target award amount will also be adjusted, on a pro rata basis, based on the Affordability Cap funds available for the Award Period.

4.4.          Additional Adjustments.  Notwithstanding your Performance Goals, the Committee reserves the right to reduce or eliminate the target award amount, at any time until paid, in its sole and absolute discretion, whether or not the Performance Goals have been met.  Such reduction or elimination shall be based upon such factors as the Committee deems relevant to its determination.

4.5.          General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.

5.             This Award, if any, will be paid in cash, as soon as practical following the end of the Award Period and the Committee’s certification of Performance Goal results and the amount of the Award, but in any case no later than March 15, 2009.

6.             (a)           If during the Award Period you (i) terminate employment for any reason after reaching age 55 with ten or more years of employment with Boise; (ii) become totally disabled; (iii) die; (iv) are excluded from participation by the Committee’s decision (other than by termination of employment) or become ineligible to participate by reason of transfer to a different position, reduction in hours, or otherwise; or (v) terminate employment as a direct result of a reduction in force or the sale or permanent closure of a division or facility of Boise or a subsidiary or as a direct result of a merger, reorganization, sale, or restructuring of all or part of Boise or a subsidiary, you will cease to be a Participant in the Plan with respect to this Award as of the day that event occurs.  In these cases, you (or your estate in the case of death) will receive an Award, if an Award is paid, based on the Compensation received from January 1, 2008, through the date you cease to be a Participant.

(b)           If you terminate employment with Boise during the Award Period other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you are not eligible to receive any Award for the Award Period.

(c)           If you terminate employment with Boise after the last day of the Award Period but before the Award is paid, other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive any Award for the Award Period, as determined by the Committee in its sole and absolute discretion.

7.             If any provision of this Award or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining terms of the Award and/or Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

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BOISE INC.

Annual Incentive Award Notification

Corporate

Senior Vice President and Chief Financial Officer

This Annual Incentive Award (“Award”) is granted on April 3, 2008, by Boise Inc. (“Boise”) to Robert M. McNutt (“Awardee” or “you”) pursuant to the Boise Inc. Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.             This Award is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.             For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Award Notification shall have the meaning stated in the Plan.

2.1.          “Award Period” means April 1, 2008, through December 31, 2008.

2.2.          “Compensation” means your base salary, holiday pay, and any YTO actually paid during the 2008 calendar year for services rendered to Boise, a Boise subsidiary, or a predecessor company, plus any amounts deferred by you during the 2008 calendar year pursuant to an election under any savings/401(k) plan, deferred compensation plan, pretax premium medical plan, or flexible spending account plan sponsored by Boise, a Boise subsidiary, or a predecessor company.  Neither (i) payments made under salary continuation, Workers’ Compensation, accident and sickness, or long-term disability nor (ii) any special payments (such as excellence awards or retention bonuses) are considered Compensation.  Compensation shall not include amounts realized upon the exercise of stock options or other long-term incentive compensation, reimbursement of moving expenses, any form of imputed income, or any tax gross-ups, without regard to whether such amounts constitute taxable income to you.  The determination of whether specific amounts or payments are Compensation for purposes of this Plan is at Boise’s sole and absolute discretion.

2.3.          “Incentive Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization), adjusted for non-cash long-term compensation, less a charge for working capital.  The charge for working capital is 15% per year (1.25% per month) times the working capital balance (excluding cash).  Incentive Cash Flow may be calculated at a corporate, division, or location level.

2.4.          “Affordability Cap” means the total dollar amount allowable (based on specified levels of EBITDA) for all company-wide incentive Awards (including all divisions and business units), as established and approved by the Board.  The total aggregate awards of all incentive plans, whether paid quarterly or annually, are subject to the Affordability Cap.  If the Cap is exceeded, all awards are reduced pro rata.  The attached chart identifies Affordability Cap amounts for specified levels of EBITDA.  For this purpose, EBITDA means the EBITDA dollar amount set out in Boise’s Form 10-K, taking into account any adjustments deemed appropriate by the Board.

2.5.          “Safety” means the recordable incident rate (“RIR”) for Boise, including international operations. The RIR shall be calculated as the number of recordable incidents occurring during the Award Period plus 16, multiplied by 200,000, then divided by the number of hours worked during the Award Period plus 2,403,955.

3.             Your target award percentage is 65% of your Base Salary.

4.             The Performance Goals applicable to your Award are corporate Incentive Cash Flow and Safety.  All Performance Goal calculations, including Compensation, corporate Incentive Cash Flow, Affordability Cap, Safety, and any other performance objectives, shall be made by the Committee, in its sole discretion.  Your Award will be determined as follows:

4.1.          Corporate Incentive Cash Flow.  90% of your Award will be based on corporate Incentive Cash Flow.  Target corporate Incentive Cash Flow has been established.  The Committee will determine actual corporate Incentive Cash Flow and, using the attached payout chart, a payout multiple will be identified.  To calculate the corporate Incentive Cash Flow portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified corporate Incentive Cash Flow payout multiple; and that result will be multiplied by 90%.

4.2.          Safety Adjustment.  10% of your Award will be based on Safety.  The target recordable incident rate is 1.8.  The attached chart identifies payout multiples for specified levels of Safety.  At the end of the Award Period, the Committee will identify a Safety payout multiple based on RIR results for the Award Period and the attached chart.  To calculate the Safety portion of the payout, your Compensation will be multiplied by your target award percentage; that result will then be multiplied by the identified Safety payout multiple; and that result will be multiplied by 10%.  If the RIR is greater than 2.0, the Safety payout will be zero.

4.3.          Affordability Cap Adjustment.  The target award amount will also be adjusted, on a pro rata basis, based on the Affordability Cap funds available for the Award Period.

4.4.          Additional Adjustments.  Notwithstanding your Performance Goals, the Committee reserves the right to reduce or eliminate the target award amount, at any time until paid, in its sole and absolute discretion, whether or not the Performance Goals have been met.  Such reduction or elimination shall be based upon such factors as the Committee deems relevant to its determination.

4.5.          General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.

5.             This Award, if any, will be paid in cash, as soon as practical following the end of the Award Period and the Committee’s certification of Performance Goal results and the amount of the Award, but in any case no later than March 15, 2009.

6.             (a)           If during the Award Period you (i) terminate employment for any reason after reaching age 55 with ten or more years of employment with Boise; (ii) become totally disabled; (iii) die; (iv) are excluded from participation by the Committee’s decision (other than by termination of employment) or become ineligible to participate by reason of transfer to a different position, reduction in hours, or otherwise; or (v) terminate employment as a direct result of a reduction in force or the sale or permanent closure of a division or facility of Boise or a subsidiary or as a direct result of a merger, reorganization, sale, or restructuring of all or part of Boise or a subsidiary, you will cease to be a Participant in the Plan with respect to this Award as of the day that event occurs.  In these cases, you (or your estate in the case of death) will receive an Award, if an Award is paid, based on the Compensation received from January 1, 2008, through the date you cease to be a Participant.

(b)           If you terminate employment with Boise during the Award Period other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you are not eligible to receive any Award for the Award Period.

(c)           If you terminate employment with Boise after the last day of the Award Period but before the Award is paid, other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive any Award for the Award Period, as determined by the Committee in its sole and absolute discretion.

7.             If any provision of this Award or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining terms of the Award and/or Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

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BOISE INC.

Annual Incentive Award Notification

Corporate

Senior Vice President

This Annual Incentive Award (“Award”) is granted on April 3, 2008, by Boise Inc. (“Boise”) to Robert E. Strenge (“Awardee” or “you”) pursuant to the Boise Inc. Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.             This Award is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.             For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Award Notification shall have the meaning stated in the Plan.

2.1.          “Award Period” means April 1, 2008, through December 31, 2008.

2.2.          “Compensation” means your base salary, holiday pay, and any YTO actually paid during the 2008 calendar year for services rendered to Boise, a Boise subsidiary, or a predecessor company, plus any amounts deferred by you during the 2008 calendar year pursuant to an election under any savings/401(k) plan, deferred compensation plan, pretax premium medical plan, or flexible spending account plan sponsored by Boise, a Boise subsidiary, or a predecessor company.  Neither (i) payments made under salary continuation, Workers’ Compensation, accident and sickness, or long-term disability nor (ii) any special payments (such as excellence awards or retention bonuses) are considered Compensation.  Compensation shall not include amounts realized upon the exercise of stock options or other long-term incentive compensation, reimbursement of moving expenses, any form of imputed income, or any tax gross-ups, without regard to whether such amounts constitute taxable income to you.  The determination of whether specific amounts or payments are Compensation for purposes of this Plan is at Boise’s sole and absolute discretion.

2.3.          “Incentive Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization), adjusted for non-cash long-term compensation, less a charge for working capital.  The charge for working capital is 15% per year (1.25% per month) times the working capital balance (excluding cash).  Incentive Cash Flow may be calculated at a corporate, division, or location level.

2.4.          “Affordability Cap” means the total dollar amount allowable (based on specified levels of EBITDA) for all company-wide incentive Awards (including all divisions and business units), as established and approved by the Board.  The total aggregate awards of all incentive plans, whether paid quarterly or annually, are subject to the Affordability Cap.  If the Cap is exceeded, all awards are reduced pro rata.  The attached chart identifies Affordability Cap amounts for specified levels of EBITDA.  For this purpose, EBITDA means the EBITDA dollar amount set out in Boise’s Form 10-K, taking into account any adjustments deemed appropriate by the Board.

2.5.          “Safety” means the recordable incident rate (“RIR”) for Boise, including international operations. The RIR shall be calculated as the number of recordable incidents occurring during the Award Period plus 16, multiplied by 200,000, then divided by the number of hours worked during the Award Period plus 2,403,955.

3.             Your target award percentage is 65% of your Base Salary.

4.             The Performance Goals applicable to your Award are corporate Incentive Cash Flow and Safety.  All Performance Goal calculations, including Compensation, corporate Incentive Cash Flow, Affordability Cap, Safety, and any other performance objectives, shall be made by the Committee, in its sole discretion.  Your Award will be determined as follows:

4.1.          Corporate Incentive Cash Flow.  90% of your Award will be based on corporate Incentive Cash Flow.  Target corporate Incentive Cash Flow has been established.  The Committee will determine actual corporate Incentive Cash Flow and, using the attached payout chart, a payout multiple will be identified.  To calculate the corporate Incentive Cash Flow portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified corporate Incentive Cash Flow payout multiple; and that result will be multiplied by 90%.

4.2.          Safety Adjustment.  10% of your Award will be based on Safety.  The target recordable incident rate is 1.8.  The attached chart identifies payout multiples for specified levels of Safety.  At the end of the Award Period, the Committee will identify a Safety payout multiple based on RIR results for the Award Period and the attached chart.  To calculate the Safety portion of the payout, your Compensation will be multiplied by your target award percentage; that result will then be multiplied by the identified Safety payout multiple; and that result will be multiplied by 10%.  If the RIR is greater than 2.0, the Safety payout will be zero.

4.3.          Affordability Cap Adjustment.  The target award amount will also be adjusted, on a pro rata basis, based on the Affordability Cap funds available for the Award Period.

4.4.          Additional Adjustments.  Notwithstanding your Performance Goals, the Committee reserves the right to reduce or eliminate the target award amount, at any time until paid, in its sole and absolute discretion, whether or not the Performance Goals have been met.  Such reduction or elimination shall be based upon such factors as the Committee deems relevant to its determination.

4.5.          General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.

5.             This Award, if any, will be paid in cash, as soon as practical following the end of the Award Period and the Committee’s certification of Performance Goal results and the amount of the Award, but in any case no later than March 15, 2009.

6.             (a)           If during the Award Period you (i) terminate employment for any reason after reaching age 55 with ten or more years of employment with Boise; (ii) become totally disabled; (iii) die; (iv) are excluded from participation by the Committee’s decision (other than by termination of employment) or become ineligible to participate by reason of transfer to a different position, reduction in hours, or otherwise; or (v) terminate employment as a direct result of a reduction in force or the sale or permanent closure of a division or facility of Boise or a subsidiary or as a direct result of a merger, reorganization, sale, or restructuring of all or part of Boise or a subsidiary, you will cease to be a Participant in the Plan with respect to this Award as of the day that event occurs.  In these cases, you (or your estate in the case of death) will receive an Award, if an Award is paid, based on the Compensation received from January 1, 2008, through the date you cease to be a Participant.

(b)           If you terminate employment with Boise during the Award Period other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you are not eligible to receive any Award for the Award Period.

(c)           If you terminate employment with Boise after the last day of the Award Period but before the Award is paid, other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive any Award for the Award Period, as determined by the Committee in its sole and absolute discretion.

7.             If any provision of this Award or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining terms of the Award and/or Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

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BOISE INC.

Annual Incentive Award Notification

Corporate

Vice President

This Annual Incentive Award (“Award”) is granted on April 3, 2008, by Boise Inc. (“Boise”) to Judith Lassa (“Awardee” or “you”) pursuant to the Boise Inc. Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.             This Award is subject to all the terms and conditions of the Plan.  An Award is not earned until paid.

2.             For purposes of this Award, the following terms shall have the meanings stated below.  All capitalized terms not defined in this Award Notification shall have the meaning stated in the Plan.

2.1.          “Award Period” means April 1, 2008, through December 31, 2008.

2.2.          “Compensation” means your base salary, holiday pay, and any YTO actually paid during the 2008 calendar year for services rendered to Boise, a Boise subsidiary, or a predecessor company, plus any amounts deferred by you during the 2008 calendar year pursuant to an election under any savings/401(k) plan, deferred compensation plan, pretax premium medical plan, or flexible spending account plan sponsored by Boise, a Boise subsidiary, or a predecessor company.  Neither (i) payments made under salary continuation, Workers’ Compensation, accident and sickness, or long-term disability nor (ii) any special payments (such as excellence awards or retention bonuses) are considered Compensation.  Compensation shall not include amounts realized upon the exercise of stock options or other long-term incentive compensation, reimbursement of moving expenses, any form of imputed income, or any tax gross-ups, without regard to whether such amounts constitute taxable income to you.  The determination of whether specific amounts or payments are Compensation for purposes of this Plan is at Boise’s sole and absolute discretion.

2.3.          “Incentive Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, depletion, and amortization), adjusted for non-cash long-term compensation, less a charge for working capital.  The charge for working capital is 15% per year (1.25% per month) times the working capital balance (excluding cash).  Incentive Cash Flow may be calculated at a corporate, division, or location level.

2.4.          “Affordability Cap” means the total dollar amount allowable (based on specified levels of EBITDA) for all company-wide incentive Awards (including all divisions and business units), as established and approved by the Board.  The total aggregate awards of all incentive plans, whether paid quarterly or annually, are subject to the Affordability Cap.  If the Cap is exceeded, all awards are reduced pro rata.  The attached chart identifies Affordability Cap amounts for specified levels of EBITDA.  For this purpose, EBITDA means the EBITDA dollar amount set out in Boise’s Form 10-K, taking into account any adjustments deemed appropriate by the Board.

2.5.          “Safety” means the recordable incident rate (“RIR”) for Packaging and Newsprint. The RIR shall be calculated as the number of recordable incidents occurring during the Award Period plus 4, multiplied by 200,000, then divided by the number of hours worked during the Award Period plus 723,706.

3.             Your target award percentage is 50% of your Base Salary.

4.             The Performance Goals applicable to your Award are corporate Incentive Cash Flow, Packaging Incentive Cash Flow, and Safety.  All Performance Goal calculations, including Compensation, corporate Incentive Cash Flow, Packaging Incentive Cash Flow, Affordability Cap, Safety, and any other performance objectives, shall be made by the Committee, in its sole discretion.  Your Award will be determined as follows:

4.1.          Corporate Incentive Cash Flow.  20% of your Award will be based on corporate Incentive Cash Flow.  Target corporate Incentive Cash Flow has been established.  The Committee will determine actual corporate Incentive Cash Flow and, using the attached payout chart, a payout multiple will be identified.  To calculate the corporate Incentive Cash Flow portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified corporate Incentive Cash Flow payout multiple; and that result will be multiplied by 20%.

4.2.          Packaging Incentive Cash Flow.  70% of your Award will be based on Packaging Incentive Cash Flow.  Target Packaging Incentive Cash Flow has been established.  The Committee will determine actual Packaging Incentive Cash Flow and, using the attached payout chart, a payout multiple will be identified.  To calculate the Packaging Incentive Cash Flow portion of the payout, your Base Salary will be multiplied by your target award percentage; that result will then be multiplied by the identified Packaging Incentive Cash Flow payout multiple; and that result will be multiplied by 70%.

4.3.          Safety Adjustment.  10% of your Award will be based on Safety.  The target recordable incident rate is 1.9.  The attached chart identifies payout multiples for specified levels of Safety.  At the end of the Award Period, the Committee will identify a Safety payout multiple based on RIR results for the Award Period and the attached chart.  To calculate the Safety portion of the payout, your Compensation will be multiplied by your target award percentage; that result will then be multiplied by the identified Safety payout multiple; and that result will be multiplied by 10%.  If the RIR is greater than 2.1, the Safety payout will be zero.

4.4.          Affordability Cap Adjustment.  The target award amount will also be adjusted, on a pro rata basis, based on the Affordability Cap funds available for the Award Period.

4.5.          Additional Adjustments.  Notwithstanding your Performance Goals, the Committee reserves the right to reduce or eliminate the target award amount, at any time until paid, in its sole and absolute discretion, whether or not the Performance Goals have been met.  Such reduction or elimination shall be based upon such factors as the Committee deems relevant to its determination.

4.6.          General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.

5.             This Award, if any, will be paid in cash, as soon as practical following the end of the Award Period and the Committee’s certification of Performance Goal results and the amount of the Award, but in any case no later than March 15, 2009.

6.             (a)           If during the Award Period you (i) terminate employment for any reason after reaching age 55 with ten or more years of employment with Boise; (ii) become totally disabled; (iii) die; (iv) are excluded from participation by the Committee’s decision (other than by termination of employment) or become ineligible to participate by reason of transfer to a different position, reduction in hours, or otherwise; or (v) terminate employment as a direct result of a reduction in force or the sale or permanent closure of a division or facility of Boise or a subsidiary or as a direct result of a merger, reorganization, sale, or restructuring of all or part of Boise or a subsidiary, you will cease to be a Participant in the Plan with respect to this Award as of the day that event occurs.  In these cases, you (or your estate in the case of death) will receive an Award, if an Award is paid, based on the Compensation received from January 1, 2008, through the date you cease to be a Participant.

(b)           If you terminate employment with Boise during the Award Period other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you are not eligible to receive any Award for the Award Period.

(c)           If you terminate employment with Boise after the last day of the Award Period but before the Award is paid, other than as described in Section 6(a), whether voluntarily or involuntarily, with or without cause, you may or may not be eligible to receive any Award for the Award Period, as determined by the Committee in its sole and absolute discretion.

7.             If any provision of this Award or the Plan is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining terms of the Award and/or Plan, and they shall be construed and enforced as if the illegal or invalid provision were not included.

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